HC2 HOLDINGS, INC. Investor Presentation © HC2 Holdings, Inc. 2018 November 2018

HC2's Diversified Portfolio

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)
- One of the largest steel fabrication and erection companies in the U.S.
- Offers full suite of integrated steel construction and professional services
- Pending acquisition of GrayWolf Industrial, entry into heavy maintenance and repair industry
- Backlog $615m; ~$632m with contracts awarded, not yet signed
- 92.5% ownership
- LTM 9/30/18 Revenue: $706.9m
- LTM 9/30/18 Adjusted EBITDA: $56.6m

Marine Services: GMSL
- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- Equity investments in Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- 72.5% ownership
- GMSL Backlog $358m
- HMN Backlog >$350m
- LTM 9/30/18 Revenue: $196.0m
- LTM 9/30/18 Adjusted EBITDA: $41.1m

Energy: ANG
- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate ~40 natural gas fueling stations throughout United States
- 67.7% ownership
- LTM 9/30/18 Revenue: $20.3m
- LTM 9/30/18 Adjusted EBITDA: $5.1m

Telecommunications: PTGi ICS
- International wholesale telecom service company
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership
- LTM 9/30/18 Revenue: $762.3m
- LTM 9/30/18 Adjusted EBITDA: $5.5m

Core Financial Services Subsidiaries

Insurance: CIG
- Platform to invest in long-term care (LTC) portfolio of assets
- Initially acquired American Financial Group's LTC assets
- Recently closed acquisition of Humana's ~$2.4b LTC assets
- Ring Fenced Liabilities – No Parent Guarantees
- 100% ownership
- ~$300m of statutory surplus
- ~$330m total adjusted capital
- ~$4.1b cash & invested assets

Early Stage and Other Holdings

Life Sciences: PANSEND
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion 2Q18
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function; MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon's device is intended to measure GFR in patients with impaired or normal kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology; The Company has received 2 FDA approvals
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Broadcasting:
- **HC2 Broadcasting Holdings:**
  Our Vision: Capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

All data as of September 30, 2018 unless otherwise noted; Humana acquisition closed on 8/9/18

© 2018 HC2 Holdings, Inc.

14

Significant Value Creation  Since inception in 2014, HC2: – Increased market capitalization from ~$46 million to ~$240 million and increased revenues from ~$230 million to ~$1.6 billion – Received ~$200 million in total dividends, distributions, tax share and asset management fees from subsidiaries and investments  Since HC2’s acquisition of DBM Global in 2014, DBM: – Increased Adjusted EBITDA by ~93% and increased backlog from ~$400 million to ~$615 million (9/30/18) with a record high of ~$723 million (4Q’17) – DBM’s projects/customers have included the Inglewood NFL Stadium (LA Rams / LA Chargers), Apple, Google, Facebook, Tesla, etc.  Since HC2’s acquisition of Global Marine in 2014, Global Marine: – Successfully renewed all three of its critical, long-term telecom maintenance agreements, representing approximately half of the world’s contracted telecom maintenance zones – Significant progress in renewing its fleet of marine assets through strategic acquisitions and substantially reduced debt and pension liabilities by ~31% – Huawei Marine equity investment profit, of which Global Marine owns 49%, increased from ~$2 million in 2014 to ~$40 million in FY17; Increased cash/equivalents/securities from ~$16 million to ~$73 million in the same period – Huawei Marine recently implemented a long-term annual dividend policy  Since HC2’s initial investment in American Natural Gas in 2014, ANG: – Increased its Compressed Natural Gas (“CNG”) fueling station footprint to ~40 stations across the United States from two stations at the time of HC2’s initial investment – Increased annual gasoline-gallon equivalents to ~12 million and increased the flow of Renewable Natural Gas (“RNG”) through the ANG stations  Since HC2’s acquisition of PTGi-ICS in 2014, PTGi-ICS: – Increased Adjusted EBITDA from a loss generating business at the time of HC2’s acquisition to ~$5.5 million in the LTM period ended 9/30/18  Since HC2’s initial acquisition of the long-term care assets from American Financial Group in 2015, our insurance subsidiary: – Has grown platform assets to approximately $4.1 billion in cash, cash equivalents and invested assets and has more than tripled its total adjusted capital base, through its recently completed acquisition of Humana’s long-term care insurance business – Built a powerful insurance platform, including a team over 100 insurance professionals based in Austin, Texas, which has served as a competitive advantage in acquiring books of business – Provides a valuable fee stream through various asset management fees, providing a source of upstream liquidity to HC2  Since HC2’s initial investment in the Life Sciences Platform in 2014: – BeneVir Biopharm was acquired by Janssen Biotech, Inc., (Johnson & Johnson) for up to $1.04 billion; $140 million upfront cash payment and ~$900 million of pre-determined milestones (Pansend owned ~76% of BeneVir); HC2’s total investment in BeneVir was ~$8 million – MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon’s device is intended to measure GFR in patients with impaired or normal kidney function – R2 Dermatology received two U.S. Food and Drug Administration (“FDA”) approvals  Since HC2’s initial broadcast acquisitions in 2017: – HC2 has acquired spectrum and licenses to cover a significant part of the U.S. – Currently have 164 operational stations, including 14 full-power stations, 52 Class A stations and 98 low power stations* – Currently have an additional ~400 silent licenses and construction permits in over 130 U.S. Markets including nine of the top 10 markets nationwide *Includes closed and pending transactions © 2 0 1 8 H C 2 H O L D I N G S , I NC. 15

GrayWolf Industrial Inc. (“GrayWolf”) Strategic Rationale:  GrayWolf Industrial provides DBM Global with an entry into the heavy maintenance and repair industry, diversifying its revenue stream from large commercial construction projects while capitalizing on strong customer relationships with prime contracts and a culture focused on ROI when bidding and pricing work  GrayWolf substantially increases DBM’s exposure to recurring maintenance work, providing increased revenue stability and visibility  The acquisition increases the combined business’ exposure to industrial build, diversifying away from more cyclical commercial construction market  GrayWolf’s asset light business model requires minimal capital expenditure spend which translates to higher free cash flow conversion  DBM management believes the GrayWolf acquisition will allow for the combined company to cross sell its products amongst its current customer base and provide meaningful synergies related to accounting and consolidated back office expenses Transaction Overview:  The purchase price for the acquisition is $135.0 million or ~6.9x based on 2017 Adjusted EBITDA(1) of $19.7 million, which represents a compelling multiple given comparable transactions in the sector  The acquisition is expected to be financed by an $80.0 million Term Loan financing at DBM Global, $15.0 million from DBM’s existing credit facility and $40.0 million of existing cash from HC2 and certain of our subsidiaries via indirect investment in DBM Global 1. GrayWolf Adjusted EBITDA represents normalized EBITDA view, which excludes certain expenses management believes will not be continuing post-acquisition in order to © 2 0 1 8 H C 2 H O L D I N G S , I NC. 22 better reflect ongoing earnings capacity

PTGi International Carrier Services ("PTGi ICS")

Business Description:

- International wholesale telecom service company providing voice and data call termination to the telecom industry worldwide
- Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide
- Restructured in 2014, PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams
  - ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region.
- In business since 1997, recognized as a trusted business partner globally
- Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East, CIS, Asia, Romania and the UK.

Select Management:

- Craig Denson – Chief Executive Officer



PTGi International Carrier Services

© 2018 HC2 Holdings, Inc.
26

Continental Insurance Group

Business Description:

- The formation of Continental Insurance Group ("CIG") in April 2015 to invest in the insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses
- Through CIG, HC2 intends to build an attractive platform of insurance businesses
- "Ring Fenced" Liabilities – No Parent Guarantees
- In December 2015, Continental LTC Inc. ("CLI"), a wholly owned subsidiary of CIG, completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company ("UTAIC") and Continental General Insurance Company ("CGIC")
- In 2016, HC2 merged UTAIC into CGIC to form a single Texas-domiciled life insurance company, CGIC, and unlock cost and capital efficiencies
- Recently Completed Acquisition of Humana's ~$2.4 Billion Long-Term Care Insurance Business [3Q18]
    - Immediately accretive to Continental's Risk Based Capital ratio and Statutory Surplus
- Key measures as of September 30, 2018:
    - Statutory Surplus ~$300 million
    - Total Adjusted Capital ~$330 million
    - GAAP Assets of ~$5.5 billion
    - Cash and Invested Assets ~$4.1 billion
- Projected ~$15 million investment management fee stream to HC2

CONTINENTAL LTC INC.

Select Management:

- James P. Corcoran – Executive Chair
    - James has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York

All data as of September 30, 2018 unless otherwise noted; Humana acquisition closed on 8/9/18

© 2018 HC2 Holdings, Inc.

27

Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	◆ Recently completed sale to Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18); $8m total investment ◆ 76% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors ◆ Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion ◆ Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) ◆ Granted new patent entitled *"Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof"*, covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
MediBeacon	◆ 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function ◆ The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company's Transdermal GFR Measurement System ("TFGR"). The device is intended to measure Glomerular Filtration Rate ("GFR") in patients with impaired or normal renal function.[1] ◆ Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies. ◆ The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease.
R2 dermatology	◆ 74% equity ownership of dermatology company focused on lightening and brightening skin ◆ Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan ◆ Over $20 billion global market ◆ Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) ◆ Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	◆ 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. ◆ "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement ◆ Strong patent portfolio
Triple Ring technologies	◆ Profitable technology and product development company ◆ Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare ◆ Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space ◆ Contract R&D market growing rapidly ◆ Customers include Fortune 500 companies and start-ups

(1) Data on file, Medibeacon, Inc., St. Louis, MO.
All data as of September 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

Note: Equity ownership percentages do not reflect fully diluted amounts, except Benevir, which reflects fully diluted ownership at the time of disposition.

28

Pansend: BeneVir / Janssen Acquisition Summary

BeneVir:

- **BeneVir was a portfolio company of Pansend, our Life Sciences segment**
  - Focused on the development of a patent-protected oncolytic virus, BV-2711, for the treatment of solid cancer tumors
- **Pansend was the owner of all of BeneVir's outstanding preferred stock, through which Pansend held an approximate 80%, or ~76% on a fully diluted basis, controlling interest in BeneVir**
- **On June 11th, 2018, BeneVir completed its sale to Janssen Biotech, Inc. ("Janssen"), one of the Janssen Pharmaceutical Companies of Johnson & Johnson**
- **Janssen made an upfront cash payment of $140 million to BeneVir shareholders at the closing, of which HC2 received approximately $73 million, excluding approximately $9 million being held in escrow**
- **Janssen will make additional payments of up to $900 million to BeneVir shareholders if achievement of certain predetermined milestones are met**
- **HC2 had invested ~$8 million in BeneVir since inception**

© 2018 HC2 Holdings, Inc.
29

HC2 Broadcasting Holdings Inc.

Business Description*

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

DTV America · MAKO Communications LLC · Azteca America · 3ABN · OTA Broadcasting

Broadcast Television Stations: Key Metrics**

- Operational Stations: 164
  - Full-Power Stations: 14
  - Class A Stations: 52
  - LPTV Stations: 98
- Silent Licenses & Construction Permits: ~400
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population


UNITED STATES
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
OREGON
IDAHO
WYOMING
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
NEW MEXICO
TEXAS
LOUISIANA
MISSISSIPPI
NEW YORK
Legend
30 MHz or more
24 MHz
18 MHz
12 MHz
6 MHz

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings
- Rebecca Hanson – General Counsel, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

* Map based on 2010 population data
** Metrics include pending transactions as of November 6, 2018.

© 2018 HC2 HOLDINGS, INC.
30

Segment Financial Summary ($m) Q3 2018 Q3 2017 YTD 2018 YTD 2017 Core Operating Subsidiaries Construction $16.0 $16.8 $41.5 $36.5 Marine Services 7.9 8.8 25.8 28.8 Energy 1.0 0.3 4.7 2.5 Telecom 1.5 1.5 3.9 5.3 Total Core Operating $26.3 $27.3 $75.8 $73.0 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($3.0) ($8.2) ($12.2) ($17.1) Broadcasting (2.4) - (13.7) - Other (1.0) (1.1) (2.2) (4.4) Total Early Stage and Other ($6.4) ($9.3) ($28.1) ($21.6) Non-Operating Corporate ($6.2) ($8.3) ($18.3) ($20.4) Total HC2 (excluding Insurance) $13.7 $9.8 $29.4 $31.1 Pre-Tax Core Financial Services Insurance AOI* Insurance ($11.3) $17.0 ($8.7) $20.6 *Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Broadcasting segment was formed in Q1 2018; no comparable results for Q3 and YTD 2017. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 31

Third Quarter 2018 Highlights

Construction	◆ 3Q18 Adjusted EBITDA $16.0m vs. $16.8m for 3Q17; YTD18 Adjusted EBITDA $41.5m vs. $36.5m for YTD17
	◆ $615m reported backlog; $632m backlog taking into consideration awarded, but not yet signed contracts;
	◆ Acquiring GrayWolf Industrial, a specialty maintenance, repair and installation service provider for $135M
	    ◆ Provides diversification of revenue and earnings; helps offset cyclicality of commercial construction market
	    ◆ Just over $20 million in annual Adjusted EBITDA with minimal capex, strong cash flows and Blue-Chip customer base
	◆ Reaffirm FY18 Guidance: Continue to expect $60m and $65m of FY18 Adjusted EBITDA

Marine Services	◆ 3Q18 Adjusted EBITDA $7.9m vs. $8.8m for 3Q17; YTD18 Adjusted EBITDA $25.8m vs. $28.8m for YTD17
	◆ GMSL – Continued solid backlog at $358m -- Huawei Marine equity investment - Continued strong backlog over $350m
	◆ 3Q18 performance driven by the Huawei Marine Network equity investment, offset by higher than expected costs on a certain offshore power construction project and increases in unutilized vessel costs attributable to timing of new project work
	◆ Huawei Marine Network implemented a new long-term annual dividend policy after several years of meaningful shareholder value creation:
	    ◆ Global Marine received ~US$10m of dividends in 3Q18; Will receive additional special dividends of ~$4.9m in 4Q18 and ~$4.9m in 2Q19
	    ◆ Going forward, equity investment partners will annually distribute a minimum of 30% of cumulative distributable net profits as dividends based on audited annual financials
	◆ Executed five-year cable repair framework agreement with a leading offshore wind power developer covering their European assets
	◆ Exploring strategic alternatives for the Global Marine business, including a potential sale; proceeds to pay down HC2 Holdco debt
	◆ Reaffirm FY18 Guidance: Continue to expect $45m and $50m of FY18 Adjusted EBITDA

Energy	◆ 3Q18 Adjusted EBITDA $1.0m vs. $0.3m for 3Q17; YTD18 Adjusted EBITDA $4.7m vs. $2.5m for YTD17 ◆ Seek to increase existing station utilization; Focus on business development and marketing efforts to drive organic sales; Develop preferred fueling agreements with new and existing customers to ramp volumes; Continue to increase flow of Renewable Natural Gas (RNG) through ANG stations
Telecom	◆ 3Q18 Adjusted EBITDA $1.5m vs. $1.5m for 3Q17; YTD18 Adjusted EBITDA $3.9m vs, $5.3m for YTD17 ◆ ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region

© 2018 HC2 Holdings, Inc.
32

Third Quarter 2018 Highlights (con't)

Insurance	◆ Completed Acquisition of Humana's ~$2.4 billion long-term care insurance business – (Closed 8/9/18) ◆ 3Q18 Pretax Insurance AOI ($11.3) million vs. $17.0 million 3Q17 ◆ YTD18 Pretax Insurance AOI ($8.7) million vs. $20.6 million YTD17 ◆ As of September 30, 2018, inclusive of Humana assets: – Statutory Surplus ~$300 million – Total Adjusted Capital ~$330 million – GAAP Assets of ~$5.5 billion – Cash and Invested Assets ~$4.1 billion ◆ ~$15 million annual investment management fee, with potential back-end upside ◆ Ring-fenced liabilities / no-parent guarantees
Pansend	◆ The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company's Transdermal GFR Measurement System ("TFGR"). The device is intended to measure Glomerular Filtration Rate ("GFR") in patients with impaired or normal renal function.[1] ◆ Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies. ◆ The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease. ◆ R2 Dermatology and MediBeacon remain in discussions with strategic parties for possible monetizations PANSEND
Broadcasting	◆ 3Q18 Adjusted EBITDA ($2.4) million; YTD18 Adjusted EBITDA ($13.7) million ◆ Operational Stations*: 164 – Full-Power Stations: 14 – Class A Stations: 52 – LPTV Stations: 98 – Silent Licenses & Construction Permits: ~400 ◆ U.S. Markets*: >130 ◆ Total Footprint Covers Approximately 60% of the U.S. Population* ◆ Obtained $38 million debt and equity financing: – $35 million one-year secured note; 8.5% rate payable at maturity and secured by certain of HC2 Station Group, Inc. and HC2 LPTV Holdings, Inc.'s assets – 2.0% of outstanding common stock of HC2 Broadcasting purchased for $3.1 million – Issued warrants to purchase additional 2.0% of common stock of HC2 Broadcasting

(1) Data on file, Medibeacon, Inc., St. Louis, MO.
* Metrics include pending transactions as of November 6, 2018.

© 2018 HC2 Holdings, Inc.

33

2018 Focus and Priorities – Update

- **Monetization / Value Creation Within Diverse HC2 Portfolio**
  - Sold BeneVir to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion [2Q18]
  - Closed on the acquisition of Humana's $2.4 billion long-term care insurance business;
    - Combined Total Adjusted Capital is now approximately $330M [3Q18]
  - Announced the evaluation of strategic alternatives for Global Marine, including potential sale
  - Announced DBM Global's pending acquisition of Graywolf Industrial; diversification of revenue and service offering strong, stable cash flow [4Q18]
- **Continued Focused Expansion of Over-The-Air Broadcast Television Strategy**
  - Expanded market reach by building a nationwide network through strategic acquisitions
  - Identified significant opportunities to reduce costs and increase efficiencies
  - Building out and integrating infrastructure to support vision of creating a valuable content distribution "pipeline"
- **Optimization of HC2 Capital Structure**
  - Obtained $38 million new debt and equity financing at Broadcasting subsidiary, validating the Broadcasting strategy and vision
- **Diverse and Meaningful Sources of Liquidity at HC2 Holdco**
- **Re-Affirmed 2018 Guidance for Construction & Marine Services**
  - <u>DBM Global</u>: Currently expect $60 million - $65 million of FY18 Adjusted EBITDA
  - <u>Global Marine</u>: Currently expect $45 million - $50 million of FY18 Adjusted EBITDA

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

© 2018 HC2 Holdings, Inc.
34

Segment Financial Summary

($m)		Q3 2018	Q2 2018	Q1 2018	FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**									
	Construction	$16.0	$15.5	$10.0	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	7.9	20.4	(2.4)	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	1.0	3.0	0.7	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	1.5	1.3	1.1	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$26.3**	**$40.2**	**$9.3**	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings									
	Life Sciences	($3.0)	($4.9)	($4.4)	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Broadcasting	(2.4)	(6.2)	(5.1)	(0.8)	(0.8)	0.0	0.0	0.0	0.0
	Other	(1.0)	(1.0)	(0.2)	(2.3)	2.1	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($6.4)**	**($12.1)**	**($9.6)**	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($6.2)	($5.4)	($6.7)	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**$13.7**	**$22.7**	**($6.9)**	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Pre-Tax Insurance AOI*	**Core Financial Services**									
	Insurance	$(11.3)	$0.5	$2.2	$24.2	$3.6	$17.0	$4.1	($0.5)	($2.7)

*Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM)

Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Pre-Tax Insurance Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of September 30, 2018 unless otherwise noted
© 2018 HC2 Holdings, Inc.
35

Reconciliations

Reconciliation of Net Revenue Last Twelve Months Ended September 30, 2018 (in thousands) Net revenue Twelve Months Ended Nine Months Ended Latest Twelve Months December 31, September 30, September 30, September 30, 2017 2017 2018 2018 Construction $ 578,989 $ 403,325 $ 531,209 $ 706,873 Marine Services 169,453 123,382 149,923 195,994 Energy 16,415 12,301 16,141 20,255 Telecommunications 701,898 520,214 580,630 762,314 Core Operating $ 1,466,755 $ 1,059,222 $ 1,277,903 $ 1,685,436 Insurance 151,577 112,032 161,179 200,724 Broadcasting 4,765 - 33,702 38,467 Life Sciences - - - - Other 11,026 4,375 3,680 10,331 Non-operating Corporate - - - - Consolidating Elimination - - (24,639) (24,639) Total net revenue $ 1,634,123 $ 1,175,629 $ 1,451,825 $ 1,910,319 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 37

Reconciliation of Adjusted EBITDA Last Twelve Months Ended September 30, 2018 (in thousands) Adjusted EBITDA Twelve Months Ended Nine Months Ended Latest Twelve Months December 31, September 30, September 30, September 30, 2017 2017 2018 2018 Construction $ 51,588 $ 36,476 $ 41,453 $ 56,565 Marine Services 44,027 28,758 25,824 41,093 Energy 2,911 2,489 4,657 5,079 Telecommunications 6,929 5,324 3,858 5,463 Core Operating $ 105,455 $ 73,047 $ 75,792 $ 108,200 Broadcasting (849) - (13,684) (14,533) Life Sciences (22,366) (17,141) (12,209) (17,434) Other (2,290) (4,436) (2,180) (34) Non-operating Corporate (29,152) (20,420) (18,285) (27,017) Total $ 50,798 $ 31,050 $ 29,434 $ 49,182 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 38

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended September 30, 2018

(in thousands)

Three Months Ended September 30, 2018

	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 153,466
Less: Net Income attributable to HC2 Holdings Insurance Segment									141,068
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									23,072
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,203	$ (515)	$ (562)	$ 1,302	$ (2,636)	$ (4,686)	$ 4,487	$ (17,267)	$ (10,674)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,851	6,853	1,389	89	35	827	11	21	11,076
Depreciation and amortization (included in cost of revenue)	1,792	-	-	-	-	-	-	-	1,792
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
(Gain) loss on sale or disposal of assets	(681)	(118)	-	-	-	(20)	-	-	(819)
Interest expense	594	1,221	408	-	-	534	-	14,588	17,345
Other (income) expense, net	(1,938)	(263)	58	(21)	(14)	361	(3,606)	1,569	(3,854)
Gain on sale and deconsolidation of subsidiary	-	-	-	-	22	-	(1,540)	-	(1,518)
Foreign currency (gain) loss (included in cost of revenue)	-	156	-	-	-	-	-	-	156
Income tax (benefit) expense	3,842	147	7	-	-	-	-	(6,483)	(2,487)
Noncontrolling interest	750	27	(268)	-	(463)	(1,538)	(433)	-	(1,925)
Bonus to be settled in equity	-	-	-	-	-	-	-	165	165
Share-based payment expense	-	492	1	-	52	1,657	75	1,032	3,309
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	538	239	-	105	-	449	-	146	1,477
Adjusted EBITDA	**$ 15,951**	**$ 7,868**	**$ 1,033**	**$ 1,475**	**$ (3,004)**	**$ (2,416)**	**$ (1,006)**	**$ (6,229)**	**$ 13,672**
Total Core Operating Subsidiaries	**$ 26,327**								

© 2018 HC2 Holdings, Inc.

39

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017

(in thousands)

Three Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.									$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment									4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ -	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,314	6,221	1,247	94	50	-	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	-	(573)
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	-	15
Interest expense	238	1,021	262	14	-	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	-	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	-	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	-	765	765
Share-based payment expense	-	394	179	-	71	-	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	1,501	300	-	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ -**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**								

© 2018 HC2 Holdings, Inc.
40

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Nine Months Ended September 30, 2018

(in thousands)

Nine Months Ended September 30, 2018	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 173,836
Less: Net Income attributable to HC2 Holdings Insurance Segment									142,878
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									19,076
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 20,067	$ 4,096	$ (581)	$ 3,395	$ 67,552	$ (29,238)	$ 3,779	$ (57,188)	$ 11,882
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,043	20,110	4,092	262	146	2,275	53	62	32,043
Depreciation and amortization (included in cost of revenue)	5,071	-	-	-	-	-	-	-	5,071
Amortization of equity method fair value adjustment at acquisition	-	(1,112)	-	-	-	-	-	-	(1,112)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	(253)	(2,779)	(223)	-	-	(12)	-	-	(3,267)
Interest expense	1,462	3,712	1,154	-	-	7,763	2	39,758	53,851
Loss on early extinguishment of debt	-	-	-	-	-	2,537	-	-	2,537
Other (income) expense, net	(1,915)	(1,296)	190	19	70	379	(3,433)	1,073	(4,913)
Gain on sale and deconsolidation of subsidiary	-	-	-	-	(102,119)	-	(1,540)	-	(103,659)
Foreign currency (gain) loss (included in cost of revenue)	-	(366)	-	-	-	-	-	-	(366)
Income tax (benefit) expense	8,992	149	20	-	1	14	(272)	(7,039)	1,865
Noncontrolling interest	1,633	1,693	(277)	-	19,469	(2,848)	(1,055)	-	18,615
Bonus to be settled in equity	-	-	-	-	-	-	-	515	515
Share-based payment expense	-	1,378	5	-	144	2,319	286	3,970	8,102
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	1,353	239	-	182	2,528	3,023	-	564	7,889
Adjusted EBITDA	**$ 41,453**	**$ 25,824**	**$ 4,657**	**$ 3,858**	**$ (12,209)**	**$ (13,684)**	**$ (2,180)**	**$ (18,285)**	**$ 29,434**
Total Core Operating Subsidiaries	**$ 75,792**								

© 2018 HC2 Holdings, Inc.

41

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Nine Months Ended September 30, 2017

(in thousands)

Nine Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net (Loss) attributable to HC2 Holdings, Inc.									$ (38,374)
Less: Net Income attributable to HC2 Holdings Insurance Segment									3,683
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 14,464	$ 8,943	$ (2,001)	$ 4,910	$ (14,276)	$ -	$ (9,787)	$ (44,310)	$ (42,057)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	4,194	16,561	3,876	285	129	-	933	50	26,028
Depreciation and amortization (included in cost of revenue)	3,835	-	-	-	-	-	-	-	3,835
Amortization of equity method fair value adjustment at acquisition	-	(1,223)	-	-	-	-	-	-	(1,223)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	93	(3,500)	39	-	-	-	-	-	(3,368)
Lease termination costs	-	249	-	15	-	-	-	-	264
Interest expense	619	3,363	552	37	-	-	2,408	32,431	39,410
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,001)	(6,001)
Other (income) expense, net	(158)	2,443	1,652	77	(25)	-	2,800	(460)	6,329
Foreign currency (gain) loss (included in cost of revenue)	-	(131)	-	-	-	-	-	-	(131)
Income tax (benefit) expense	9,792	239	12	-	(0)	-	0	(9,112)	931
Noncontrolling interest	1,190	381	(2,002)	-	(3,208)	-	(2,666)	-	(6,305)
Bonus to be settled in equity	-	-	-	-	-	-	-	1,350	1,350
Share-based payment expense	-	1,133	361	-	239	-	66	2,207	4,006
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	2,447	300	-	-	-	-	-	3,425	6,172
Adjusted EBITDA	**$ 36,476**	**$ 28,758**	**$ 2,489**	**$ 5,324**	**$ (17,141)**	**$ -**	**$ (4,436)**	**$ (20,420)**	**$ 31,050**
Total Core Operating Subsidiaries	**$ 73,047**								

© 2018 HC2 Holdings, Inc. 42

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2018

(in thousands)

Three Months Ended June 30, 2018	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 55,366
Less: Net Income attributable to HC2 Holdings Insurance Segment									565
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2,009)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,397	$ 10,864	$ 679	$ 1,040	$ 74,124	$ (11,816)	$ (552)	$ (24,926)	$ 56,810
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,665	6,429	1,359	87	53	743	21	20	10,377
Depreciation and amortization (included in cost of revenue)	1,686	-	-	-	-	-	-	-	1,686
Amortization of equity method fair value adjustment at acquisition	-	(370)	-	-	-	-	-	-	(370)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	13	(25)	(192)	-	-	8	-	-	(196)
Interest expense	458	1,328	426	-	-	1,523	-	13,446	17,181
Loss on early extinguishment of debt	-	-	-	-	-	2,537	-	-	2,537
Gain on sale and deconsolidation of subsidiary	-	-	-	-	(102,141)	-	-	-	(102,141)
Other (income) expense, net	(66)	(1,981)	66	99	56	93	121	226	(1,386)
Foreign currency (gain) loss (included in cost of revenue)	-	(420)	-	-	-	-	-	-	(420)
Income tax (benefit) expense	3,318	68	13	-	1	14	(272)	2,759	5,901
Noncontrolling interest	601	4,030	324	-	20,679	(700)	(536)	-	24,398
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based payment expense	-	476	2	-	18	349	200	2,660	3,705
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	456	-	-	49	2,355	928	-	240	4,028
Adjusted EBITDA	**$ 15,528**	**$ 20,399**	**$ 2,954**	**$ 1,275**	**$ (4,855)**	**$ (6,217)**	**$ (1,018)**	**$ (5,400)**	**$ 22,666**
Total Core Operating Subsidiaries	**$ 40,156**								

© 2018 HC2 Holdings, Inc.
43

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2018

(in thousands)

Three Months Ended March 31, 2018	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income (loss) attributable to HC2 Holdings, Inc.									$ (34,996)
Less: Net Income attributable to HC2 Holdings Insurance Segment									1,245
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(1,987)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,467	$ (6,253)	$ (698)	$ 1,053	$ (3,936)	$ (12,736)	$ (156)	$ (14,995)	$ (34,254)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	1,527	6,828	1,344	86	58	705	21	21	10,590
Depreciation and amortization (included in cost of revenue)	1,593	-	-	-	-	-	-	-	1,593
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
(Gain) loss on sale or disposal of assets	415	(2,636)	(31)	-	-	-	-	-	(2,252)
Interest expense	410	1,163	320	-	-	5,706	2	11,724	19,325
Other (income) expense, net	89	948	66	(59)	28	(75)	52	(722)	327
Foreign currency (gain) loss (included in cost of revenue)	-	(102)	-	-	-	-	-	-	(102)
Income tax (benefit) expense	1,832	(66)	-	-	-	-	-	(3,315)	(1,549)
Noncontrolling interest	282	(2,364)	(333)	-	(747)	(610)	(86)	-	(3,858)
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based payment expense	-	410	2	-	74	313	11	278	1,088
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	359	-	-	28	173	1,646	-	178	2,384
Adjusted EBITDA	**$ 9,974**	**$ (2,443)**	**$ 670**	**$ 1,108**	**$ (4,350)**	**$ (5,051)**	**$ (156)**	**$ (6,656)**	**$ (6,904)**
Total Core Operating Subsidiaries	**$ 9,309**								

© 2018 HC2 Holdings, Inc.
44

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017

(in thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (4,941)	$ (13,064)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,583	22,898	5,071	371	186	302	1,206	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	-	266
Interest expense	976	4,392	1,181	41	-	1,963	2,410	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	41	6,500	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,811)	682	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	755	(1,919)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	194	85	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	-	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (849)**	**$ (2,290)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**								

© 2018 HC2 HOLDINGS, INC. 45

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended December 31, 2017

(in thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment									3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (4,941)	$ (3,277)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,389	6,337	1,195	86	57	302	273	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	-	2
Interest expense	357	1,029	629	4	-	1,963	2	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	41	3,700	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,811)	682	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	755	747	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	194	19	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	-	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ (849)**	**$ 2,146**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**								

© 2018 HC2 Holdings, Inc.

46

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ -	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,240	5,255	1,381	94	41	-	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	-	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	-	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	-	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ -**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**								

© 2018 HC2 Holdings, Inc. 47

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2017

(in thousands)

Three Months Ended March 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment									(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ -	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,640	5,085	1,248	97	38	-	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	-	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	-	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	-	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ -**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**								

© 2018 HC2 Holdings, Inc.
48

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2016

(in thousands)

Year Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 HOLDINGS, INC.
49

Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") YTD 2018 Q3 2018 Q2 2018 Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Net Income (loss) - Insurance segment $ 142,878 $ 141,068 $ 565 $ 1,245 $ 7,066 $ 3,381 $ 4,282 $ 164 $ (761) $ (14,028) Effect of inv estment (gains) losses (27,086) (20,147) (4,429) (2,510) (4,983) (2,129) (978) (1,095) (781) (5,019) Asset impairment expense - - - - 3,364 - - 2,842 522 2,400 Bargain Purchase Gain (109,112) (109,112) - - - - - - - - Reinsurance Gain (17,715) (17,715) - - - - - - - - Acquisition costs 2,367 1,305 759 303 2,535 1,377 422 736 - 714 Insurance AOI $ (8,668) $ (4,601) $ (3,105) $ (962) $ 7,982 $ 2,629 $ 3,726 $ 2,647 $ (1,020) $ (15,933) Addback: Tax expense (benefit) - (6,741) 3,560 3,181 16,228 992 13,263 1,461 512 13,196 Pre-tax Insurance AOI $ (8,668) $ (11,342) $ 455 $ 2,219 $ 24,210 $ 3,621 $ 16,989 $ 4,108 $ (508) $ (2,737) © 2 0 1 8 H C 2 H O L D I N G S , I NC. 50

HC2 HOLDINGS, INC. A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , N Y 1 0 0 2 2 © HC2 Holdings, Inc. 2018 November 2018